UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 1, 2007
___________________

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531 (COMMISSION FILE NUMBER)	06-159-7083 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

The Company today disclosed the following information:

The Company made available on its website at www.generalmaritimecorp.com estimates for its expected results in 2007 with respect to the following items:

                2007 Estimate

Remaining General and Administrative Expenses (1)            $  20,700,000
Remaining Restricted Stock Compensation Expense (1)             5,100,000
Daily Vessel Operating Expenses (2)
  - Aframax                                         6,500
  - Suezmax                                         6,600
Estimated Depreciation and Amortization (3)                     50,000,000
Estimated Drydock Costs (4)                             15,000,000

(1) Estimated General and Administrative Expenses are based on a budget and may vary, including as a result of actual incentive compensation.  Estimated Restricted Stock Compensation Expense is based on grants made through December 2006 and excludes any grants for 2007.

(2) Estimated Daily Vessel Operating Expenses are based on management’s estimates and budgets submitted by the Company’s technical management.

(3) Estimated Depreciation and Amortization are based on the acquisition value of the current fleet and depreciation of estimated drydocking costs.

(4) Estimated Drydocking Costs represent budgeted drydocking expenditures based on management estimates which also include capital improvements.   Four vessels have been scheduled for drydocking in 2007:  1 Suezmax vessel and  3 Aframax vessels  Based on two vessels scheduled for drydock in the third quarter of 2007, the Company estimates that a total of approximately 114 offhire days remain in the third quarter of 2007.

The Company also disclosed on its website the following estimated breakeven summary for its expected results in 2008:

	Free Cash Flow After Dividend (1)	Free Cash Flow (1)	Net Income

Direct Vessel Operating Expenses (2)	$50,836,832	$50,836,832	$50,836,832
Cash General and Administrative Expenses (3)	30,391,200	30,391,200	30,391,200
Restricted Stock Amortization(4)	-	-	7,702,449
Net Interest Expense (5)	29,727,800	29,727,800	29,727,800
Drydocking Costs Incurred (6)	6,000,000	6,000,000	-
Depreciation and Amortization (7)	-	-	61,539,817
Cash Dividends Paid (8)	65,801,356	-	-
Total	$182,757,188	$116,955,832	$180,198,098

Contracted Time Charter Revenues (9)	(179,762,870)	(179,762,870)	(179,762,870)

Full Fleet Operating Days (10)	7434	7434	7434
Spot Fleet Operating Days (10)	2324	2324	2324

Full Fleet Daily Break-Even	$24,584	$15,733	$24,240
Spot Fleet Daily Break-Even	1,288	-	-

(1)	Free Cash Flow is defined as net income plus depreciation less capital expenditures primarily vessel drydocks and other non cash items including restricted stock amortization.
(2)	Direct Vessel Operating Expenses is based on management’s estimates and budgets submitted by our technical managers. We believe DVOE are best measured for comparative purposes over a 12-month period.
(3)	Based on the 2007 calendar year budget and defined as total G&A less restricted stock amortization.
(4)	Based on grants made through December 2006 and excludes any grants for 2007.
(5)	Interest Expense is calculated based on management’s estimates of the average total debt outstanding for the year times LIBOR plus 75 basis points over the relevant period.
(6)	Drydocking represents our total drydocking budget for 2008 including capital improvements per our technical managers.
(7)	Depreciation is based on the acquisition value of the current fleet and amortization of drydocking costs.
(8)	Based on the Company’s current quarterly dividend target of $0.50 per share.
(9)	Based on current time charters in effect and time charters expected to commence in Q3 2007 and Q1 2008.
(10)	Calculations are based on an average number of vessels. The amounts shown will vary based on actual results for the year.

The Company also disclosed on its website that it has booked charter rates of approximately $25,000 per day for 43% of the total number of days that its Aframax vessels are expected to be available for hire in the Company’s third quarter ending September 30, 2007.  The Company has also booked charter rates of approximately $25,000 per day for 68% of the total number of days that its Suezmax vessels are expected to be available for hire in the Company’s third quarter ending September 30, 2007.

The Company also disclosed on its website that with respect to time charter coverage, its total remaining contracted revenue through January 2011 is expected to be $450,000,000.

These amounts are estimates and will vary based on actual results.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management's current expectations and observations. Included among the factors that, in the Company’s view, could cause actual results to differ materially from the forward looking statements contained in this report are:  changes in demand; a material decline or prolonged weakness in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; failure of charter agreement counterparties to perform their obligations thereunder; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the Company's anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s vessels; delays in the construction or delivery of contracted newbuildings; limitations on share repurchases in the Company’s 2005 credit facility; and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2006 and its subsequent reports on Forms 10-Q and 8-K.  The Company’s ability to pay dividends in any period will depend upon factors including applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of the Company’s financial performance.  The timing and amount of dividends, if any, could also be affected by factors affecting cash flow, results of operations, required capital expenditures, or reserves.  As a result, the amount of dividends actually paid may vary from the amounts currently estimated.

The information set forth under “Item 7.01  Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        GENERAL MARITIME CORPORATION
        (Registrant)

        By: /s/ John C. Georgiopoulos
        Name: John C. Georgiopoulos
        Title:   Chief Administrative Officer

Date: August 1, 2007

4